Other operating expenses, net (Tables)	12 Months Ended
Dec. 31, 2021
Schedule of other operating expenses, net

Other operating revenue and expenses correspond to the effects of significant or unusual events during the fiscal year not classified into the definition of other items of the statement of operations.

	For the year ended December 31,
	2021	2020	2019

Result with property, plant and equipment	12	(42)	5
Reversal (provision) for legal proceedings	9	(18)	(53)
Restructuring expenses and others (i)	(74)	(71)	37
Covid-19 spending on prevention	—	(134)	—
Indemnity assets	—	168	—
Total	(53)	(97)	(11)

(i)	Refers primarily to expenses with the spin-off and acquisition of Extra Hiper stores with payments of legal fees, property appraisal and due diligence.